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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated July 21, 2000, with respect to the financial statements of HT Medical Systems, Inc. (not presented separately herein) included in the Current Report on Form 8-K of Immersion Corporation dated January 3, 2001.

ERNST & YOUNG LLP

McLean, Virginia
January 2, 2001